UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 14, 2006

Warp Technology Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-33197	88-0467845
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Railroad Avenue, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203 422 2950

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Agreement to Acquire Unify Corporation; Stockholder Agreement with Unify Stockholders

On March 14, 2006, the registrant, Warp Technology Holdings, Inc. operating under the name Halo Technology Holdings ("Halo" or the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and between UCA Merger Sub, Inc. ("Merger Sub"), a wholly-owned subsidiary of the Company, and Unify Corporation ("Unify") in a transaction valued at approximately $21 million based on Halo’s then current market valuation (the "Merger"). Pursuant to the Merger Agreement, Merger Sub will be merged with and into Unify, with Unify surviving the merger as a wholly-owned subsidiary of HALO. In connection with the Merger Agreement, two shareholders of Unify representing approximately thirty-three percent (33%) of outstanding voting rights of Unify have executed stockholder agreements which, subject to limited exceptions, require these stockholders to vote their Unify shares in favor of the Merger.

Under the terms of the Merger Agreement, which was approved by the boards of directors of each of HALO and Unify, each share of Unify’s common stock outstanding immediately prior to the Merger will be converted into the right to receive 0.437 shares of common stock of HALO (the "Exchange Ratio"). The Merger is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

In addition, each outstanding option to purchase shares of common stock of Unify that has an exercise price of less than $1.00 per share shall become and represent an option to purchase the number of shares of HALO common stock (rounded down to the nearest full share) determined by multiplying (X) the number of shares of Unify common stock subject to the option immediately prior to the effective time of the Merger by (Y) the Exchange Ratio, at an exercise price per share of HALO common stock equal to the result of dividing (A) the exercise price of the Unify option by (B) the Exchange Ratio, and rounding the result up to the nearest tenth of one cent. All other outstanding options to purchase Unify common stock shall be cancelled at the effective time of the Merger. The HALO options issued in substitution of Unify options shall contain substantially the same terms and conditions as the applicable Unify options.

Each outstanding warrant to purchase shares of common stock of Unify shall become and represent a warrant to purchase the number of shares of HALO common stock (rounded down to the nearest full share) determined by multiplying (X) the number of shares of Unify common stock subject to the warrant immediately prior to the effective time of the Merger by (Y) the Exchange Ratio. The exercise price for the HALO shares issuable upon exercise of the HALO warrants issued in replacement of the Unify warrants shall be $1.836 per share. The HALO warrants issued in substitution of Unify Warrants shall contain substantially the same terms and conditions as the applicable Unify warrants.

The Merger Agreement includes representations and warranties regarding, among other things, Unify’s corporate organization and capitalization, the accuracy of its reports and financial statements filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the absence of certain changes or events relative to Unify since January 31, 2006, and Unify’s receipt of a fairness opinion regarding the Merger from its financial advisor. Similarly, HALO makes representations and warranties regarding, among other things, its corporate organization and capitalization and the accuracy of its reports and financial statements filed under the Exchange Act.

The Merger Agreement also includes covenants governing, among other things, Unify’s and HALO’s operations outside the ordinary course of business prior to the closing.

Consummation of the Merger is subject to several closing conditions, including, among others, approval by a majority of Unify’s common shares entitled to vote thereon, holders of less than ten percent (10%) of Unify’s outstanding common stock exercising appraisal or dissenter’s rights, HALO receiving a new equity investment of at least $2.0 million, HALO converting certain of its outstanding convertible debt into common stock of HALO, no material adverse change in the business or condition of either company prior to the effective time of the Merger, and the effectiveness of a registration statement on Form S-4 to be filed by HALO, registering the shares of HALO common stock to be issued in the Merger. In addition, the Merger Agreement contains certain termination rights allowing Unify, HALO or both parties to terminate the agreement upon the occurrence of certain conditions, including the failure to consummate the Merger by September 30, 2006.

A copy of the Merger Agreement is attached as Exhibit 10.118 and a copy of the form of Stockholder Agreement is attached as Exhibit 10.119 and each of them are incorporated herein by reference. The foregoing description of the Merger Agreement and Stockholder Agreement is qualified in its entirety by reference to the full text of the Merger Agreement and Stockholder Agreement. Other exhibits to the Merger Agreement, which have not been filed with this current report on Form 8-K will be furnished to the SEC upon request.

Forward-Looking Statements Safe Harbor

Certain statements contained in this current report regarding HALO’s and Unify’s future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "intend," "should," "will," "planned," "estimated," "potential," "goal," "outlook," and similar expressions, as they relate to either company or their management, have been used to identify such forward-looking statements. All forward-looking statements reflect only current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to the companies. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause the companies’ actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies include, but are not limited to, statements about the benefits of the merger, including future financial and operating results, HALO’s plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the risk of failure of Unify’s stockholders to approve the merger; (2) the risk that the businesses will not be integrated successfully; (3) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; (4) the risk that HALO is unable to raise additional financing by the time that all other conditions to the completion of the merger have been satisfied; (5) the applicable disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; and (6) general economic conditions and consumer sentiment in our markets. Additional factors that could cause the companies’ results to differ materially from those described in the forward-looking statements are described in detail in HALO’s Annual Report on Form 10-KSB for its fiscal year ended June 30, 2005, Unify’s Form 10-K for its fiscal year ended April 30, 2005, and HALO’s and Unify’s other periodic and current reports filed with the Securities and Exchange Commission from time to time that are available on the SEC’s internet Web site at http://www.sec.gov. Unless required by law, neither HALO nor Unify undertakes any obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

Unify and HALO Stockholders are urged to read the proxy statement/prospectus regarding the proposed Merger when it becomes available because it will contain important information. Stockholders and other investors will be able when it becomes available to obtain a free copy of the proxy statement/prospectus, and are able to obtain free copies of other filings and furnished materials containing information about HALO and Unify, at the SEC’s internet Web site at http://www.sec.gov. Copies of the proxy statement/prospectus when it becomes available and any SEC filings incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to HALO Technology Holdings, 200 Railroad Avenue, 3rd Floor, Greenwich, Connecticut 06830, telephone (203) 422-2950, Attention: Investor Relations, or Unify Corporation, 2101 Arena Blvd., Suite 100, Sacramento, California 95834, telephone (916) 928-6400, Attention: Investor Relations.

Interests of Participants in the Solicitation of Proxies

Each of HALO and Unify and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding HALO’s directors and executive officers is available in its definitive proxy statement filed with the SEC by HALO under cover of Schedule 14A on October 7, 2005, and information regarding Unify’s directors and executive officers is available in its definitive proxy statement filed with the SEC by Unify under cover of Schedule 14A on August 12, 2005. Copies of these documents can be obtained, without charge, by directing a request to HALO or Unify. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.118 Agreement and Plan of Merger, dated as of March 14, 2006, by and among Warp Technology Holdings, Inc., operating under the name Halo Technology Holdings, UCA Merger Sub, Inc., and Unify Corporation. Certain exhibits and schedules to the Agreement are referred to in the text thereof and the Registrant agrees to furnish them supplementally to the Securities and Exchange Commission upon request.

10.119 Form of Stockholder Agreement, dated March 14, 2006, by and among Warp Technology Holdings, Inc., operating under the name Halo Technology Holdings, and the persons listed on Schedule I thereto. Certain exhibits and schedules to the Agreement are referred to in the text thereof and the Registrant agrees to furnish them supplementally to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warp Technology Holdings, Inc.

March 20, 2006	By:	Ernest Mysogland

Name: Ernest Mysogland
Title: Executive Vice President

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Exhibit Index

Exhibit No.	Description

10.118	Agreement and Plan of Merger, dated as of March 14, 2006, by and among Warp Technology Holdings, Inc., operating under the name Halo Technology Holdings, UCA Merger Sub, Inc., and Unify Corporation.
10.119	Form of Stockholder Agreement, dated March 14, 2006, by and among Warp Technology Holdings, Inc., operating under the name Halo Technology Holdings, and the persons listed on Schedule I thereto.